UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2016

PACE HOLDINGS CORP.

(Exact Name of Registrant as specified in its charter)

Cayman Islands	001-37551	98-1247187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300
Fort Worth, TX		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 405-8458

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2016, Pace Holdings Corp., a Cayman Islands exempted company (“Pace”), Playa Hotels & Resorts B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Playa”), Porto Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Holdco”), and New PACE Holdings Corp., a Cayman Islands exempted company (“New Pace”), entered into a Transaction Agreement (as it may be amended from time to time, the “Transaction Agreement”), providing for a business combination (the “Business Combination”), the effect of which replicates the economics of a merger of Pace and Playa, and results in Holdco becoming the ultimate parent company to New Pace and Playa’s direct and indirect subsidiaries.

The Transaction Agreement and the transactions contemplated thereby (the “Transactions”) were unanimously approved by the Board of Directors of Pace on December 12, 2016.

Private Placement Subscription Agreements

In connection with the Transactions, on December 13, 2016, Pace and Holdco entered into subscription agreements (the “PHC Subscription Agreements”) with members of Pace management and affiliates (collectively, the “PHC Investors”), pursuant to which the PHC Investors agreed to purchase 1,015,000 Class A ordinary shares, par value $0.0001 per share, of Pace (the “Class A Shares”) for a purchase price of $10.00 per share, or an aggregate of $10,150,000 million. The PHC Investors may assign their rights under the PHC Subscription Agreements to one or more parties, subject to compliance with the securities laws.

On the same date, Pace and Holdco entered into subscription agreements (the “Investor Subscription Agreements” and, together with the PHC Subscription Agreements, the “Subscription Agreements”), with the investors named therein (the “Investors”) pursuant to which the Investors have agreed to purchase, in the aggregate, 3,985,000 Class A Shares for a purchase price of $10.00 per share, or an aggregate of $39,850,000 million, and an additional 144,654 Class A Shares in consideration of the purchase price and the other agreements of the Investors contained therein.

The Class A Shares issued by Pace pursuant to the Subscription Agreements will be exchanged for the same number of class A ordinary shares of New Pace, which, immediately after the merger of Pace and New Pace contemplated by the Transaction Agreement and prior to the merger of Playa and Holdco contemplated by the Transaction Agreement, will be exchanged for the same number of ordinary shares, par value € 0.10 per share, of Holdco (the “Exchange Shares”). Holdco has agreed to register the resale of the Exchange Shares pursuant to a registration statement that must be filed within 30 calendar days after consummation of the Business Combination. The Subscription Agreements also contain other customary representations, warranties, covenants and agreements of the parties thereto.

The closings under the Subscription Agreements will occur substantially concurrently with the closing of the Business Combination and are conditioned thereon and on other customary closing conditions. The Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (i) the termination of the Transaction Agreement in accordance with its terms; (ii) the mutual written agreement of the parties; and (iii) if any of the conditions to the closing are not satisfied on or prior to the closing date.

The Class A Shares to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The foregoing summary of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreements, forms of which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) under the heading “Private Placement Subscription Agreements” is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On December 13, 2016, Pace and Playa issued a joint press release announcing the execution of the Transaction Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated December 2016, that will be used by Pace with respect to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Pace under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information and Where to Find It

Pace and Playa intend to cause Holdco to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus with respect to Holdco’s securities to be issued in connection with the proposed Business Combination. The definitive Registration Statement will contain important information about the proposed Business Combination and related matters. PACE SHAREHOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by Pace, Holdco or Playa with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com, Attn: Mr. Clive D. Bode.

Participants in the Solicitation

Pace, Playa, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pace’s shareholders in connection with the proposed Business Combination. Information about Pace’s directors and executive officers is set forth in Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on January 26, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com, Attn: Mr. Clive D. Bode. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Pace stockholders in connection with the proposed Business Combination will be set forth in the Registration Statement for the proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement that Pace and Playa intend to cause Holdco to file with the SEC.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Pace, Playa or the combined company after completion of any proposed Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; (4) costs related to the proposed Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that Playa or Pace may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the final prospectus of Pace, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by Pace. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pace and Playa undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Cayman Islands.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Form of PHC Subscription Agreement.

10.2	Form of Investor Subscription Agreement.

99.1	Joint Press Release issued by Pace and Playa on December 13, 2016.

99.2	Investor Presentation of Pace dated December 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pace Holdings Corp.

By:	/s/ Karl Peterson
Name:	Karl Peterson
Title:	President and Chief Executive Officer

Date: December 13, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of PHC Subscription Agreement.

10.2	Form of Investor Subscription Agreement.

99.1	Joint Press Release issued by Pace and Playa on December 13, 2016.

99.2	Investor Presentation of Pace dated December 2016.